UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2021

BULL HORN HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

British Virgin Islands	001-39669	98-1465952
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 S. Pointe Drive, Suite TH-1 Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 671-3341

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share and one Redeemable Warrant	BHSEU	The NASDAQ Stock Market LLC

Ordinary Shares, par value $0.0001 per share	BHSE	The NASDAQ Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	BHSEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 16, 2021, Bull Horn Holdings Corp. (the “Company”) held its 2021 annual general meeting of shareholders (the “Meeting”). At the Meeting, the Company’s shareholders (i) re-elected four directors to serve as the Class I directors on the Company’s board of directors (“Board”) until the 2023 annual meeting of shareholders or until their successors are duly elected and qualified and (ii) ratified the selection by the audit committee of the Board of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Election of directors

Michael Gandler, Jeff Wattenberg, Douglas Schaer and Baron Davis were re-elected to serve as the Class I directors. The voting results were as follows:

	For	Withhold	Broker Non-Votes
Michael Gandler	4,771,928	1,149,473	750,022
Jeff Wattenberg	4,771,919	1,149,482	750,022
Douglas Schaer	4,771,923	1,149,478	750,022
Baron Davis	4,771,897	1,149,504	750,022

Proposal No. 2 – Ratification of independent registered public accounting firm

The shareholders ratified the selection of Marcum to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
6,597,413	15	73,995	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2021

BULL HORN HOLDINGS CORP.

By:	/s/ Robert Striar
Name:	Robert Striar
Title:	Chief Executive Officer and Chairman

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